FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND
SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND
FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND
SPARTAN NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND
Telephone Voting Script
Introduction
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU VIA FEDERAL EXPRESS REGARDING THE_____________________ (FIDELITY CT MUNICIPAL MONEY MARKET FUND OR SPARTAN CT MUNICIPAL MONEY MARKET FUND OR FIDELITY NJ MUNICIPAL MONEY
MARKET FUND OR SPARTAN NY INTERMEDIATE MUNICIPAL INCOME FUND).    I'M
ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS [if Spartan NY Intermediate, then "an important proposal"] THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT.
I AM CALLING YOU TO ENCOURAGE YOU TO VOTE YOUR PROXY IF YOU HAVE NOT
YET DONE SO.
Q: HAVE YOU RECEIVED THE ______ (FIDELITY CT MUNICIPAL MONEY MARKET FUND OR SPARTAN CT MUNICIPAL MONEY MARKET FUND OR FIDELITY NJ MUNICIPAL MONEY MARKET FUND OR SPARTAN NY INTERMEDIATE MUNICIPAL INCOME FUND) PROXY MATERIAL? THE FEDERAL EXPRESS PACKAGE WAS MAILED THURSDAY NIGHT FOR FRIDAY DELIVERY.
If NO: Confirm shareholder's address.
Q: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU?
(If address is incorrect, please write down correct address at end of script under "Comments" and forward to Fidelity.)
I WILL HAVE A NEW PROXY PACKAGE SENT TO YOU. PLEASE REVIEW THE MATERIAL WHEN YOU RECEIVE IT AND VOTE YOUR SHARES BY SIGNING AND DATING THE PROXY CARD. PLEASE RESPOND WHEN YOU RECEIVE THE PACKAGE TO ENSURE THAT YOUR VOTE IS RECEIVED BEFORE THE SHAREHOLDER MEETING ON WEDNESDAY, DECEMBER17TH. THANK YOU FOR YOUR TIME. (End call.)
If YES: Q:  HAVE YOU REVIEWED THE MATERIAL?
If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR DECEMBER17TH.
If YES: Q. DO YOU HAVE ANY QUESTIONS?
If YES: Only answer questions using the proxy material. (See attached list of approved Q&A. DO NOT GUESS). If the shareholder has questions that are account-specific or outside the scope of the proxy statement, ask if they would like to be transferred to a Fidelity Representative.

[Are questions outside scope of proxy statement?]
If YES: Conference in Fidelity at 1-800-544-8888, introduce the customer, and transfer the call. (End call.)

 I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity Rep answers and customer is still on hold ==> THIS IS ______FROM DF KING. WE ARE ASSISTING FIDELITY IN CALLING ________ (FIDELITY CT MUNICIPAL MONEY MARKET FUND OR SPARTAN CT MUNICIPAL MONEY MARKET FUND OR FIDELITY NJ MUNICIPAL MONEY MARKET FUND OR SPARTAN NY INTERMEDIATE MUNICIPAL INCOME FUND) SHAREHOLDERS TO ENCOURAGE THEM TO VOTE THE PROXY THAT WAS RECENTLY MAILED TO THEM. I HAVE A SHAREHOLDER ON HOLD AND THEY HAVE FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? (Then conference call in customer and introduce customer to Fidelity Rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.) [Are questions outside scope of proxy statement?]
If YES and Premium customer:
   Conference in Fidelity at 1-800-544-4442    .    Note: Premium
hours are 8    am   -8pm across all time zones    , Monday through
Friday   . When prompted enter     Premium    team number (do not
enter     "   0    05" for Team 005.  For Team 005, enter 5   ).  If
you do not have the team number, stay on the line    ,    introduce
the customer, and transfer the call. (End call.)

 I'D BE GLAD TO TRANSFER YOU TO A FIDELITY REPRESENTATIVE RIGHT NOW TO HELP ANSWER YOUR QUESTIONS. PLEASE HOLD WHILE I CALL FIDELITY. (Once Fidelity Rep answers and customer is still on hold ==> THIS IS ______FROM DF KING. WE ARE ASSISTING FIDELITY IN CALLING ________ (FIDELITY CT MUNICIPAL MONEY MARKET FUND OR SPARTAN CT MUNICIPAL MONEY MARKET FUND OR FIDELITY NJ MUNICIPAL MONEY MARKET FUND OR SPARTAN NY INTERMEDIATE MUNICIPAL INCOME FUND) SHAREHOLDERS TO ENCOURAGE THEM TO VOTE THE PROXY THAT WAS RECENTLY MAILED TO THEM. I HAVE A PREMIUM SHAREHOLDER ON HOLD AND HE/SHE HAS FURTHER QUESTIONS I AM UNABLE TO ANSWER. COULD YOU PLEASE SPEAK TO HIM/HER? (Then conference call in customer and introduce customer to Fidelity rep ==> HELLO, MR./MS. ______, I HAVE ________ FROM FIDELITY ON THE LINE AND HE/SHE'LL BE HAPPY TO HELP ANSWER YOUR QUESTIONS. THANK YOU. (Transfer customer and end call.)
If NO: Politely refer them to Fidelity at 1-800-544-8888. Thank the shareholder for his/ her time. (End phone call.)
If shareholder sounds hostile:
 Thank the shareholder for his/her time. (End phone call.)
 OKAY, I WILL GIVE YOU FIDELITY'S PHONE NUMBER IN CASE YOU'D LIKE TO CALL THEM AT ANOTHER TIME. THE PHONE NUMBER IS 1-800-544-8888.
 THANK YOU FOR YOUR TIME. (End call.)
If not hostile: After answering all questions, offer the shareholder the opportunity to vote by telephone.

    TO FACILITATE YOUR VOTING OF THE PROXY, YOU CAN VOTE BY TELEPHONE. IF YOU WOULD LIKE TO VOTE BY TELEPHONE, THE NEXT PART OF OUR CALL
WILL BE RECORDED. THIS IS TO ENSURE ACCURACY OF YOUR VOTE. ALSO, WE WILL BE SENDING YOU A CONFIRMATION LETTER FOR YOUR RECORDS WITH A PHONE NUMBER TO CALL IN CASE ANY ERROR WAS MADE IN RECORDING YOUR VOTE, OR IF YOU WISH TO CHANGE YOUR VOTE FOR ANY REASON.
 Q.  WOULD YOU LIKE TO VOTE BY TELEPHONE?
  If NO: Politely refer him/her to Fidelity at 1-800-544-8888. (end call)
If YES: Confirm the shareholder's identity by having him/her repeat their full name, address and the last 4 digits of his/her social security number. Record the shareholder's vote on the proposal.
Q. COULD I PLEASE HAVE THE LAST FOUR DIGITS OF YOUR SOCIAL SECURITY
NUMBER?
 (If customer does not feel comfortable giving any part of his/her social security number, empathize and say that we require identification through this method to take a vote over the phone. If the customer is still uncomfortable, explain that while you cannot take the vote over the phone, they can still vote by fax or return Federal Express).
 I UNDERSTAND THAT YOU MAY FEEL UNCOMFORTABLE GIVING PART OF YOUR SOCIAL SECURITY NUMBER OVER THE PHONE. IT IS PART OF OUR REQUIRED PROCEDURES, HOWEVER, TO ENSURE PROPER IDENTIFICATION BEFORE WE TAKE ANY VOTES OVER THE PHONE. IS THIS OK WITH YOU? (If customer agrees, proceed with vote. If customer doesn't agree, encourage him/her to vote by fax or return Federal Express.)

 DOES NOT AGREE TO GIVE LAST FOUR DIGITS OF SSN: UNFORTUNATELY, I WILL NOT BE ABLE TO TAKE YOUR VOTE OVER THE PHONE. HOWEVER, YOU MAY STILL VOTE BY FAX OR RETURN FEDERAL EXPRESS. PLEASE VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED FOR DECEMBER 17TH. THANK YOU. (End call.)
 AGREES TO GIVE LAST FOUR DIGITS OF SSN:
 IF YOU WOULD LIKE, YOU CAN VOTE "FOR" MANAGEMENT. OTHERWISE, I WILL READ YOU EACH OF THE PROPOSALS AND ASK YOU WHETHER YOU VOTE "FOR", "AGAINST", OR "ABSTAIN" FOR EACH PROPOSAL:
FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND

THE PROPOSALS ARE: 1) TO ELECT A BOARD OF TRUSTEES. 2) TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS OF THE FUND. 3) TO AMEND THE TRUST INSTRUMENT TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST. 4) TO APPROVE AN AMENDED MANAGEMENT CONTRACT THE FUND. 6) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE ISSUANCE OF SENIOR SECURITIES. 7) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF INVESTMENTS IN A SINGLE INDUSTRY.
DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"
SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND
THE PROPOSALS ARE: 1) TO ELECT A BOARD OF TRUSTEES. 2) TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS OF THE FUND. 3) TO AMEND THE TRUST INSTRUMENT TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST. 7) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF INVESTMENTS IN A SINGLE INDUSTRY.
DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"
FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND
THE PROPOSALS ARE: 1) TO ELECT A BOARD OF TRUSTEES. 2) TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS OF THE FUND. 3) TO AMEND THE TRUST INSTRUMENT TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST. 5) TO APPROVE AN AMENDED MANAGEMENT CONTRACT THE FUND. 6) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE ISSUANCE OF SENIOR SECURITIES. 7) TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF INVESTMENTS IN A SINGLE INDUSTRY.
DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"
SPARTAN NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND
THE MERGER PROPOSAL IS: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN SPARTAN NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND AND FIDELITY NEW YORK MUNICIPAL INCOME FUND.
DO YOU VOTE "FOR", "AGAINST" OR "ABSTAIN?"
 THANK YOU.  AS I MENTIONED, I'LL BE SURE TO SEND A CONFIRMATION OF
YOUR VOTE BY MAIL.   THANKS FOR YOUR TIME THIS EVENING. (End call.)

FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND
SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND
FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND
SPARTAN NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND

FAX INSTRUCTIONS
[For customers who would like to fax their vote to the proxy tabulator:]
IF YOU WOULD LIKE, YOU CAN FAX YOUR SIGNED PROXY CARD TO THE PROXY TABULATOR. THE FAX NUMBER IS 1-888-451-8683. IF YOU CHOOSE TO FAX, PLEASE FAX BOTH THE FRONT AND BACK OF YOUR CARD.

FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND
SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND
FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND
SPARTAN NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND
(CIRCLE ONE)
LOG SHEET
 Date__________________
 DF King Rep_________________
Address Correction
Social Security No.  (record from database; do not ask
shareholder)________________
Shareholder
Name_______________________________________________________
Street Address
_________________________________________________________
City_________________________State_____________Zip
Code_________________
Materials to Be Sent
Proxy Card Only ________
Full Proxy Kit  __________
Comments
Notable Shareholder
Response____________________________________________
_____________________________________________________________________
_____________________________________________________________________
Other Comments________________________________________________________
______________________________________________________________________
______________________________________________________________________
Was Shareholder Transferred to Fidelity Representative?
Yes_______No________

FIDELITY CONNECTICUT MUNICIPAL MONEY MARKET FUND
SPARTAN CONNECTICUT MUNICIPAL MONEY MARKET FUND
FIDELITY NEW JERSEY MUNICIPAL MONEY MARKET FUND
SPARTAN NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND

Script for Leaving a Message on an Answering Machine
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING ON BEHALF OF FIDELITY INVESTMENTS FOLLOWING UP ON A RECENT PROXY MAILING THEY SENT YOU VIA FEDERAL EXPRESS REGARDING THE ______ (FIDELITY CT MUNICIPAL MONEY MARKET FUND OR SPARTAN CT MUNICIPAL MONEY MARKET FUND OR FIDELITY NJ MUNICIPAL MONEY MARKET FUND OR SPARTAN NY INTERMEDIATE MUNICIPAL INCOME FUND). WE ARE ASSISTING FIDELITY IN CONNECTION WITH THE PROXY VOTE TO APPROVE SEVERAL IMPORTANT PROPOSALS [if Spartan NY Intermediate, then "an important proposal"] THAT AFFECT THE FUND AND YOUR INVESTMENT IN IT.
AT YOUR EARLIEST CONVENIENCE, PLEASE SIGN, DATE AND MAIL THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO YOU, SO THAT YOUR VOTE IS RECEIVED IN TIME TO BE COUNTED FOR THE DECEMBER 17TH SHAREHOLDER MEETING. IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSALS OR DID NOT RECEIVE ANY PROXY MATERIAL, PLEASE CALL FIDELITY AT 1-800-544-8888 [IF
PREMIUM,  PLEASE CALL YOUR    FIDELITY     PREMIUM SERVICES TEAM    AT
1-800-544-4442     FROM    8    AM    - 8 PM ACROSS ALL TIME
ZONES    , MONDAY THROUGH FRIDAY].  IF YOU HAVE ALREADY VOTED, THANK
YOU FOR YOUR PARTICIPATION.
4TH REQUEST
URGENT PROXY INFORMATION...
PLEASE CAST YOUR VOTE NOW!
Dear Shareholder:
Several weeks ago we mailed you a letter reminding you to vote on this important proposal that affects your fund. To date, we have not received your ballot.
YOUR VOTE IS IMPORTANT!
To facilitate receiving your voted proxy as quickly as possible, we have instructed our independent proxy tabulator to forward the enclosed proxy material to you by overnight delivery. The attached Federal Express envelope addressed to the proxy tabulator has been provided to speed the return of your signed proxy.
The shareholder meeting cannot be held until we receive a majority of the votes. If you haven't done so already, please cast your vote.
To Vote By Phone
Call our proxy solicitor, D.F. King & Co., Inc. toll-free at 1-800-848-3155 weekdays from 9 a.m.- 11 p.m. EST, Saturday from 10:00 a.m. - 10:00 p.m. EST or Sunday from 10:00 a.m. - 6:00 p.m. EST.
To Vote By Fax
Fax the front and back of your SIGNED proxy card to our proxy tabulator at 1-888-451-8683.

To Vote By Return Federal Express
To cast your ballot, simply record your vote on the enclosed proxy card. You can return your SIGNED proxy card in the Federal Express envelope provided. To use this return envelope, call Federal Express at 1-800-238-5355. Federal Express will pick up the envelope at your location. There is no charge to you for sending the overnight package.
REMEMBER, VOTING IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. Please accept our thanks in advance for your cooperation and prompt attention to this matter.
Sincerely,

Edward C. Johnson 3d
Chairman and Chief Executive Officer
IMPORTANT
PROXY MATERIALS
PLEASE CAST YOUR VOTE NOW!
Dear Shareholder:
I am writing to ask you for your vote on important proposals to merge Spartan New York Municipal Income Fund (SPARTAN NY INCOME), Spartan New York Intermediate Municipal Income Fund (SPARTAN NY INTERMEDIATE), and Fidelity New York Insured Municipal Income Fund (FIDELITY NY INSURED) into Fidelity New York Municipal Income Fund (FIDELITY NY INCOME). A shareholder meeting is scheduled for December 17, 1997. Votes received in time to be counted at the meeting will decide whether the mergers take place. This package contains information about the proposals and includes all the materials you will need to vote by mail.
Each fund's Board of Trustees has reviewed the proposed mergers and has recommended that the proposed mergers be presented to shareholders. Each fund votes separately on the applicable merger proposal.
The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees have determined that the proposed mergers are in shareholders' best interest. However, the final decision is up to you.
The proposed mergers would give shareholders of Spartan NY Income, Spartan NY Intermediate, and Fidelity NY Insured the opportunity to participate in a larger fund with similar investment policies. The surviving fund would also have lower expenses guaranteed through December 31, 1999. We have attached a Q&A to assist you in understanding the proposals. The enclosed proxy statement includes a detailed description of the proposed mergers.
Please read the enclosed materials and promptly cast your vote on the proxy card(s). You are entitled to one vote for each dollar of net asset value you own of a fund on the record date (October 20, 1997). Your vote is extremely important, no matter how large or small your holdings may be.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-8888. We will be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund.
Sincerely,
[signature]
Edward C. Johnson 3d
President

Important information to help you understand and vote on the proposals Please read the full text of the enclosed proxy statement. Below is a brief overview of the matters to be voted upon. Your vote is important. If you have any questions regarding the proposals, please call us at 1-800-544-8888. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals. WHAT PROPOSALS AM I BEING ASKED TO VOTE ON?
If you are a shareholder in the following fund(s), you will be asked to vote on the indicated proposals:
SPARTAN NEW YORK MUNICIPAL INCOME FUND
(solid bullet) To approve a merger of Spartan New York Municipal Income Fund into Fidelity New York Municipal Income Fund. (Proposal 1) SPARTAN NEW YORK INTERMEDIATE MUNICIPAL INCOME FUND
(solid bullet) To approve a merger of Spartan New York Intermediate Municipal Income Fund into Fidelity New York Municipal Income Fund. (Proposal 2)
FIDELITY NEW YORK INSURED MUNICIPAL INCOME FUND
(solid bullet) To approve a merger of Fidelity New York Insured Municipal Income Fund into Fidelity New York Municipal Income Fund. (Proposal 3)
Each fund votes separately on the merger proposals. It will not be necessary for all three proposals to be approved for any one of them to take place.
WHAT IS THE REASON FOR AND ADVANTAGES OF THESE MERGERS?
The proposed mergers are part of a wider strategy by Fidelity to reduce the number of municipal bond funds it manages. Combining the funds will allow Fidelity to concentrate on a single, broad-based investment discipline for New York investors. Shareholders would also benefit from the more efficient product line through lower expenses, guaranteed through December 31, 1999.
DO THE FUNDS BEING MERGED HAVE SIMILAR INVESTMENT POLICIES?
All four funds are New York municipal bond funds that seek income free from federal, state and New York City income tax. Generally speaking, Fidelity NY Income has a broader investment mandate than Spartan NY Intermediate or Fidelity NY Insured.
SPARTAN NY INCOME and Fidelity NY Income have identical investment policies.
SPARTAN NY INTERMEDIATE maintains a shorter average maturity and has less interest rate sensitivity than Fidelity NY Income.
FIDELITY NY INSURED is required to invest at least 65% of its assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest. Fidelity NY Income does not have a required level for investments in insured bonds.
WHO IS THE FUND MANAGER FOR THESE FUNDS?
Norman Lind currently manages all four funds and is expected to manage the combined fund.
HOW DO THE EXPENSE STRUCTURES AND FEES OF THE FUNDS COMPARE?
All four funds currently have the same expenses, equal to 0.55% of average net assets per year. The combined fund's expenses would be lower through December 31, 1999, at 0.53%.
Although the funds' expenses are currently the same, they have different contracts with Fidelity. SPARTAN NY INCOME and SPARTAN NY INTERMEDIATE each pay an "all-inclusive" management fee to Fidelity Management & Research Company (FMR) at a rate of 0.55% of average net assets which covers substantially all fund expenses.
FIDELITY NY INSURED and FIDELITY NY INCOME have an expense structure that charges separately for management fees and other operating expenses. As of April 1, 1997, FMR has voluntarily agreed to reimburse these two funds to the extent that the total operating expenses exceed 0.55% of average net assets.
If any or all of the mergers are approved, the combined fund will retain Fidelity NY Income's current expense structure. However, FMR has agreed to limit the combined fund's expenses to 0.53% of average net assets through December 31, 1999. This represents an expense reduction of 0.02% of each fund's average net assets per year. After that date, the combined fund's expenses could increase or decrease. WHAT WILL BE THE NAME OF THE SURVIVING FUND AFTER THE MERGERS ARE COMPLETE?
If shareholders of Spartan NY Income approve the merger of their fund into Fidelity NY Income, the combined fund's name will be changed to Spartan New York Municipal Income Fund. The new name of the combined fund will be effective with the revision of the Prospectus of Fidelity NY Income, which is scheduled for March 1998.
WHAT ARE THE FEDERAL TAX IMPLICATIONS OF THE MERGER?
The mergers will not be a taxable event (i.e., no gain or loss will be recognized) to any of the funds or their shareholders.
WHAT WILL BE THE SIZE OF FIDELITY NY INCOME AFTER THE MERGER AND HOW HAS THE FUND PERFORMED?
If all three proposals pass, the combined fund will have over $1 billion in assets.
The table below shows average annual total returns for both Fidelity NY Income and its Lipper peer group over the last 1, 5, and 10 year periods. Please keep in mind that past performance is no guarantee of future results and you may have a gain or loss when you sell your shares.
AVERAGE ANNUAL TOTAL RETURN AS OF SEPTEMBER 30, 1997

                                         1 YEAR   5 YEARS   10 YEARS

Fidelity NY Income                       9.17%    6.98%     8.69%

Lipper NY Municipal Debt Funds Average   8.47%    6.42%     8.32%

HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF FIDELITY NY INCOME THAT I WILL RECEIVE?
As of 4 P.M. Eastern Time on the Closing Date of each merger, shareholders will receive the number of full and fractional shares of Fidelity NY Income that is equal in value to the aggregate net asset value of their shares on that date. Closing Dates for each fund are listed below:
FUND     MERGES INTO    CLOSING DATE
Spartan NY Income    Fidelity NY Income   January 8, 1998
Spartan  NY Intermediate    Fidelity NY Income   January 15, 1998
Fidelity NY Insured   Fidelity NY Income   January 22, 1998
Please note that the Shareholder Meeting could be adjourned or the Closing Date could be adjusted.
WHAT IMPACT WILL THE MERGER HAVE ON THE SHARE PRICE OF FIDELITY NY
INCOME?
The net asset value per share of Fidelity NY Income will not be changed by the merger.
WHAT ARE MY OTHER INVESTMENT ALTERNATIVES?
Fidelity offers Fidelity New York Municipal Money Market Fund, a money market fund that invests in high quality, short-term municipal securities and seeks current income exempt from federal, state, and New York City income tax. As a money market fund, it seeks to maintain a stable net asset value.
Fidelity also offers Spartan New York Municipal Money Market Fund, which requires a minimum initial investment of $25,000.
Additional New York municipal bond funds are available through Fidelity by calling FundsNetwork at 1-800-544-9697.
WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?
To facilitate receiving sufficient votes, we will need to take further action. We or D.F. King & Co., Inc., a proxy solicitation firm, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.
If there are not sufficient votes to approve the proposals by the time of the Shareholder Meeting (December 17, 1997), the meeting may be adjourned to permit further solicitation of proxy votes.
WHAT HAPPENS IF THE PROPOSAL FOR MY FUND IS NOT APPROVED?
If the proposal to merge your fund is not approved by shareholders, the Board may consider other options, including a proposal to liquidate the fund.
HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call us at 1-800-544-8888.
HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.
JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration. ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."
NOT AUTHORIZED FOR DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.
Average annual total returns for the period ended 9/30/97 are historical and include changes in share price, reinvestment of dividends and capital gains. Share price and return will vary.
Lipper Analytical Services, Inc. is a nationally recognized organization that provides performance information for mutual funds. Each fund is classified within a universe of funds similar in investment objective. Peer group averages include the reinvestment of dividends and capital gains, if any, and exclude sales charges.
An investment in a money market fund is neither insured not guaranteed by the U.S. Government and there can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share. Fidelity Distributors Corporation, General Distribution Agent for Fidelity Mutual Funds. 100 Summer Street, Boston, MA 02110.
Brokerage services provided by Fidelity Brokerage Services, Inc. Member NYSE, SIPC.
6d/38712